Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

POLEN BANK LOAN FUND

(THE “FUND”)

Supplement dated March 6, 2025 to the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated September 1, 2024, as supplemented from time to time.

Effective March 8, 2025, the Fund’s policy with respect to the frequency of the declaration and payment of the Fund’s distributions of income and capital gains as disclosed on page 34 of the Prospectus under the heading “Distributions” and on page 43 of the SAI under the heading “Dividends” has been revised as follows:

Distributions of net investment income, if any, are declared and paid monthly to you. Distributions of net capital gains, if any, are declared and paid annually to you. The amount of any distribution will vary and there is no guarantee that the Fund will distribute either investment income or capital gains.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.